Supplement dated September 28, 2016
to the Prospectus and Statement of Additional Information (the SAI), each as supplemented of  each of the following funds (each, a Fund and together the Funds):
Fund	Prospectus & SAI Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (CVP) - Select Large-Cap Value Fund	Prospectus: 5/1/2016; SAI: 6/21/2016
Columbia Variable Portfolio (CVP) - Select Smaller-Cap Value Fund	Prospectus: 5/1/2016; SAI: 6/21/2016
As of October 1, 2016, for CVP - Select Smaller-Cap Value Fund the information under the caption "Principal Investment Strategies" in the "Summary of the Fund", "Summary of Columbia VP - Select Smaller-Cap Value Fund", "More Information About the Fund" or "More Information About Columbia VP - Select Smaller-Cap Value Fund" section is hereby revised to add the following sentence:
The Fund also may invest in real estate investment trusts.
The rest of the section remains the same.
Also, effective October 1, 2016, for CVP - Select Smaller-Cap Value Fund Real Estate-Related Investment Risk is added under the caption "Principal Risks" in the "Summary of the Fund", "Summary of Columbia VP - Select Smaller-Cap Value Fund", "More Information About the Fund" or "More Information About Columbia VP - Select Smaller-Cap Value Fund" as follows:
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Effective October 1, 2016, the list of portfolio managers under the caption “Fund Management” in the "Summary of the Fund" and in the "Summary of Columbia VP - Select Large-Cap Value Fund" and in the "Summary of Columbia VP - Select Smaller-Cap Value Fund" section of each Fund's Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Rosen	Senior Portfolio Manager	Lead Manager	2008
Kari Montanus	Senior Portfolio Manager	Co-manager	2014
Richard Taft, CPA	Portfolio Manager	Co-manager	October 2016
The rest of the section remains the same.
 Also, effective October 1, 2016, the information about portfolio managers under the caption "Portfolio Managers" in the "More Information About the Fund" or "More Information About Columbia VP - Select Large-Cap Value Fund" and "More Information About Columbia VP - Select Smaller-Cap Value Fund" is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Rosen	Senior Portfolio Manager	Lead Manager	2008
Kari Montanus	Senior Portfolio Manager	Co-manager	2014
Richard Taft, CPA	Portfolio Manager	Co-manager	October 2016
S-6466-277 A (9/16)

Mr. Rosen joined one of the Columbia Management legacy firms or acquired business lines in 2008. Mr. Rosen began his investment career in 1982 and earned a B.A. from Brandeis University and an M.B.A. from New York University.
Ms. Montanus joined one of the Columbia Management legacy firms or acquired business lines in 2003. Ms. Montanus began her investment career in 1992 and earned a B.A. from Stanford University and an M.B.A. in finance from The Wharton School, University of Pennsylvania.
Mr. Taft joined the Investment Manager in 2011. Mr. Taft began his investment career in 1997 and earned a B.A. and an M.B.A. from the University at Buffalo.
The rest of the section remains the same.
Effective October 1, 2016, the information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Funds has been superseded and replaced with the following:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Select Large-Cap Value Fund	Richard S. Rosen	4 RICs 1 PIV 835 other accounts	$1.47 billion $44.02 million $2.79 billion	None	Columbia Management	Columbia Management
	Kari Montanus	4 RICs 1 PIV 828 other accounts	$1.47 billion $44.02 million $2.79 billion
	Richard Taft(d)	4 other accounts	$1.34 million
VP – Select Smaller-Cap Value Fund	Richard S. Rosen	4 RICs 1 PIV 835 other accounts	$2.15 billion $44.02 million $2.79 billion	None	Columbia Management	Columbia Management
	Kari Montanus	4 RICs 1 PIV 828 other accounts	$2.15 billion $44.02 million $2.79 billion
	Richard Taft(d)	4 other accounts	$1.34 million
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(d)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of July 31, 2016.
Shareholders should retain this Supplement for future reference.
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